NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2014

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Southwestern Energy Company (the "Company") was held on May 20, 2014. At the annual meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

JOHN D. GASS	For:	298,282,295
	Against:	1,376,283
	Abstain:	301,132
	Nonvotes:	19,830,045

Uncast:	0

CATHERINE A. KEHR	For:	297,567,278
	Against:	2,102,361
	Abstain:	290,072
	Nonvotes:	19,830,045

Uncast:	0

GREG D. KERLEY	For:	298,112,159
	Against:	1,543,078
	Abstain:	304,473
	Nonvotes:	19,830,045

Uncast:	0

VELLO A. KUUSKRAA	For:	297,484,670
	Against:	2,112,092
	Abstain:	362,948
	Nonvotes:	19,830,045

Uncast:	0

KENNETH R. MOURTON	For:	296,832,588
	Against:	2,826,581
	Abstain:	300,541
	Nonvotes:	19,830,045

Uncast:	0

STEVEN L. MUELLER	For:	292,830,045
	Against:	6,163,308
	Abstain:	966,357
	Nonvotes:	19,830,045

Uncast:	0

ELLIOT PEW	For:	298,331,417
	Against:	1,325,221
	Abstain:	303,073
	Nonvotes:	19,830,045

Uncast:	0

ALAN H. STEVENS	For:	298,091,220
	Against:	1,568,640
	Abstain:	299,850
	Nonvotes:	19,830,045

Uncast:	0

In addition, the following proposals were voted at the Annual Meeting:

The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2014 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	318,682,134
Against:	860,681
Abstain:	246,935
Nonvotes:	0

Uncast:	5

With respect to the advisory vote regarding the compensation of our Named Executive Officers disclosed in the proxy statement, which vote is referred to as the “say-on-pay vote” and occurs each year in accordance with the frequency determined by the Board of Directors, the stockholders have approved the compensation of our Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	293,119,527
Against:	6,299,182
Abstain:	541,002
Nonvotes:	19,830,045

Uncast:	0

The stockholder proposal as set forth in the proxy statement to amend the Company's bylaws to give holders in the aggregate of 15% of the outstanding shares of common stock the power to call a special meeting was not approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	114,165,108
Against:	185,079,578
Abstain:	715,024
Nonvotes:	19,830,045

Uncast:	0

The stockholder proposal as set forth in the proxy statement requesting that the Company issue a report regarding methane emissions was not approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	64,901,578
Against:	222,114,835
Abstain:	12,943,298
Nonvotes:	19,830,045

Uncast:	0

Section 8 - Other Events

Item 8.01 Other Events.

 At the Annual Meeting of the Board of Directors of the Company on May 20, 2014, Steven L. Mueller was appointed as Chairman of the Board and Catherine A. Kehr was appointed as Presiding Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 21, 2014	By:	/s/ JOHN C. ALE
	Name:	John C. Ale
	Title:	Senior Vice President,
General Counsel and Secretary